UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 2, 2022

Aura Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40971	32-0271970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Guest Street Boston, MA	02135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 500-8864

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AURA	The Nasdaq Global Market

Item 7.01	Regulation FD Disclosure.

On October 3, 2022, Aura Biosciences, Inc. (the “Company”) issued a press release titled “Aura Biosciences Announces Interim Phase 2 Data Evaluating Suprachoroidal Administration of Belzupacap Sarotalocan (AU-011) for the First-Line Treatment of Patients with Early-Stage Choroidal Melanoma Presented at AAO 2022” and updated its corporate presentation for use in meetings with investors, analysts and others. A copy of the press release and a copy of the corporate presentation are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Also on October 2, 2022, the Company presented Phase 2 interim safety and efficacy data evaluating the safety and efficacy of suprachoroidal (“SC”) administration using belzupacap sarotalocan (Bel-Sar; AU-011) for the first-line treatment of patients with early-stage choroidal melanoma at the American Academy of Ophthalmology (“AAO”) 2022 Annual Meeting. A copy of its “A Phase 2 Trial of Belzupacap Sarotalocan (AU-011), a First-in-Class Targeted Therapy for Choroidal Melanoma via Suprachoroidal Administration” slide presentation is furnished herewith as Exhibit 99.3 and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 , shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events

On October 2, 2022, the Company announced that interim Phase 2 data evaluating the safety and efficacy of SC administration using its first VDC product candidate, belzupacap sarotalocan, for the first-line treatment of patients with early-stage choroidal melanoma (indeterminate lesions and small choroidal melanoma (“IL/CM”)) were presented at the AAO 2022 Annual Meeting held September 30-October 3, 2022, in Chicago, IL.

This Phase 2 trial (NCT04417530) is assessing the safety and preliminary efficacy of single- and multiple ascending-doses of belzupacap sarotalocan up to three cycles of treatment via SC administration for the first-line treatment of early-stage choroidal melanoma (IL/CM). A total of 20 adult patients have been enrolled in the trial including the single dose Cohorts 1-3 (n=6) and multiple dose escalation Cohorts 4-6 (n=14). Cohorts 5 and 6 received up to three cycles of therapy, which was considered the therapeutic regimen for evaluation. One patient in Cohort 5 (n=3) received two cycles of therapy and two patients in Cohort 5 received three cycles of therapy (40 µg/dose). All patients from Cohort 6 (n=8) received three cycles of therapy at the highest dose (80 µg/dose). One patient from Cohort 6, who discontinued after one cycle due to unrelated serious adverse events (SAEs), is not included. All patients in Cohorts 5 and 6 had active growth at study entry, as an enrichment strategy to evaluate preliminary efficacy. This group of patients with active growth treated at the therapeutic regimen of three cycles was evaluated for tumor growth rate, tumor control, and visual acuity preservation as the defined clinical endpoints to evaluate preliminary efficacy. These endpoints have been discussed with the U.S. Food and Drug Administration and are planned to be used in the pivotal program. The results, with an average of six months follow up in patients that received three cycles of therapy in Cohorts 5 and 6, showed a statistically significant reduction in the tumor growth rate (-0.296 mm/yr, p = 0.0007) compared to each patient’s documented growth rate at study entry, and an 88.9% (8/9) tumor control rate. In addition, the visual acuity preservation rate was 88.9% (8/9) in these cohorts, with the majority of patients being at high-risk for vision loss with tumors close to fovea or optic disk. The overall safety profile of belzupacap sarotalocan was generally favorable, with no dose-limiting toxicities or treatment-related SAEs reported as of August 19, 2022. There was no posterior inflammation and only mild anterior inflammation (Grade 1) in 20% of the patients. Treatment-related AEs were predominantly mild and resolved without sequalae. The Company believes these interim results indicate that belzupacap sarotalocan may offer a targeted vision preserving therapy for the first-line treatment of primary CM, where 80% of patients are diagnosed early and have no approved therapies to date.

Forward Looking Statements

Statements contained under this Item 8.01 regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, the therapeutic potential of belzupacap sarotalocan for the treatment of cancers including choroidal melanoma; any express or implied statements regarding the Company’s expectations for the Phase 2 clinical trial belzupacap sarotalocan; and the Company’s expectations regarding the estimated patient populations and related market opportunities for belzupacap sarotalocan.

Any forward-looking statements are neither promises nor guarantees, and investors should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s control and which could cause actual results to differ materially from those expressed or implied by these forward-looking statements, including, without limitation, an improved quality of life of patients after treatment with belzupacap sarotalocan; a potential paradigm shift in the approach to the treatment of choroidal melanoma; the urgent need for a vision preserving targeted therapy; the potential of belzupacap sarotalocan compared to the existing standard of care for patients with choroidal melanoma; uncertainties inherent in clinical trials and in the availability and timing of data from ongoing clinical trials; the expected timing for submissions for regulatory approval or review by governmental authorities; the risk that the results of the Company’s clinical trials may not be predictive of future results in connection with future clinical trials; the risk that interim data from ongoing clinical trials may not be predictive of final data from completed clinical trials; whether the Company will receive regulatory approvals to conduct trials or to market products; whether the Company’s cash resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements; risks, assumptions and uncertainties regarding the impact of the continuing COVID-19 pandemic on the Company’s business, operations, strategy, goals and anticipated timelines; the Company’s ongoing and planned pre-clinical activities; and the Company’s ability to initiate, enroll, conduct or complete ongoing and planned clinical trials. These risks, uncertainties, and other factors include those risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”) and in subsequent filings made by the Company with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this press release in the event of new information, future developments or otherwise. These forward-looking statements are based on the Company’s current expectations and speak only as of the date hereof and no representations or warranties (express or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 3, 2022, entitled “Aura Biosciences Announces Interim Phase 2 Data Evaluating Suprachoroidal Administration of Belzupacap Sarotalocan (AU-011) for the First-Line Treatment of Patients with Early-Stage Choroidal Melanoma Presented at AAO 2022”

99.2	Corporate Presentation of the Company

99.3	Slide Presentation dated October 2, 2022, entitled “A Phase 2 Trial of Belzupacap Sarotalocan (AU-011), a First-in-Class Targeted Therapy for Choroidal Melanoma via Suprachoroidal Administration”

104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2022	AURA BIOSCIENCES, INC.

	By:	/s/ Julie Feder
Julie Feder
Chief Financial Officer